EXHIBIT 10.1

OBITX, INC.

Charter for Audit Committee

ROLE

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee's purpose is to oversee the accounting and financial reporting processes of the Company, the audits of the Company's financial statements, the qualifications of the public accounting firm engaged as the Company's independent auditor to prepare or issue an audit report on the financial statements of the Company and internal control over financial reporting, and the performance of the Company's internal audit function and independent auditor. The Committee reviews and assesses the qualitative aspects of financial reporting to shareholders, the Company's processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment (subject to shareholder ratification), compensation, retention, and oversight of the independent auditor.

MEMBERSHIP

The membership of the Committee consists of at least two directors, all of whom shall meet the independence requirements established by the Board and applicable laws, regulations, and listing requirements. Each member shall in the judgment of the Board have the ability to read and understand fundamental financial statements and otherwise meet the financial sophistication standard established by the requirements of the NASDAQ Stock Market, LLC. At least one member of the Committee shall in the judgment of the Board be an "audit committee financial expert" as defined by the rules and regulations of the Securities and Exchange Commission. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.

Generally, no member of the Committee may serve on more than three audit committees of publicly traded companies (including the Audit Committee of the Company) at the same time. For this purpose, service on the audit committees of a parent and its substantially owned subsidiaries counts as service on a single audit committee.

OPERATIONS

The Committee meets at least six times a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Florida.

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The Committee meets at least two times a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of its proceedings and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Florida.

COMMUNICATIONS

The independent auditor reports directly to the Committee. The Committee is expected to maintain free and open communication with the independent auditor, the internal auditors, and management. This communication will include periodic private executive sessions with each of these parties.

EDUCATION

The Company is responsible for providing new members with appropriate orientation briefings and educational opportunities, and the full Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company, and other matters as may be requested by the Committee. The Company will assist the Committee in maintaining appropriate financial literacy.

AUTHORITY

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate outside counsel or other experts or consultants, as it deems appropriate, including sole authority to approve the firms' fees and other retention terms. The Company will provide the Committee with appropriate funding, as the Committee determines, for the payment of compensation to the Company's independent auditor, outside counsel, and other advisors as it deems appropriate, and administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention. The Committee will have access to the Company's books, records, facilities, and personnel. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.
The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

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RESPONSIBILITIES

The Committee's specific responsibilities in carrying out its oversight role are delineated in the Audit Committee Responsibilities Calendar. The Responsibilities Calendar will be updated annually as necessary to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices. The most recently updated Responsibilities Calendar will be considered to be an addendum to this Charter.

The Committee relies on the expertise and knowledge of management, the internal auditors, and the independent auditor in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company's financial statements are complete, accurate, and in accordance with generally accepted accounting principles and establishing satisfactory internal control over financial reporting. The independent auditor is responsible for auditing the Company's financial statements and the effectiveness of the Company's internal control over financial reporting. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company's standards of business conduct, codes of ethics, internal policies, procedures, and controls.

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OBITX Audit Committee Responsibilities Calendar

	RESPONSIBILITY	Q1	Q2	Q3	Q4	As Req'd
1.

The agenda for Committee meetings will be prepared in consultation between the Committee chair (with input from the Committee members), Finance management, the senior internal audit employee designated by the Committee to act as its direct liaison (the "Internal Audit Executive"), and the independent auditor.

		•	•	•	•	•
2.	Review and update the Audit Committee Charter and Responsibilities Calendar annually.				•
3.	Complete an annual evaluation of the Committee’s performance.		•
4.	Provide a report in the annual proxy that includes the Committee’s review and discussion of matters with management and the independent auditor.	•
5.	Include a copy of the Committee charter as an appendix to the proxy statement at least once every three years.					•
6.	Appoint or replace the independent auditor and approve the terms on which the independent auditor is engaged for the ensuing fiscal year.	•			•
7.

At least annually, evaluate the independent auditor's qualifications, performance, and independence, including that of the lead partner. The evaluation will include obtaining a written report from the independent auditor describing the firm's internal quality control procedures; any material issues raised by the most recent internal quality control review, or PCAOB review, of the firm or by any inquiry or investigation by governmental or professional authorities within the past five years, concerning an independent audit or audits carried out by the firm, and any steps taken to deal with those issues; and all relationships between the independent auditor and the Company.

					•	•
8.	Resolve any disagreements between management and the independent auditor about financial reporting.					•
9.

Establish and oversee a policy designating permissible services that the independent auditor may perform for the Company, providing for preapproval of those services by the Committee subject to the de minimis exceptions permitted under applicable rules, and quarterly review of any services approved by the designated member under the policy and the firm's non-audit services and related fees.

		•	•	•	•	•
10.	Review the responsibilities, functions, and performance of the Company's internal audit department.			•
11.	Review and approve the appointment or change in the Internal Audit Executive.					•
12.

Ensure receipt from the independent auditor of a formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the auditor about any disclosed relationships or services that may impact the objectivity and independence of the auditor, and take appropriate action to oversee the independence of the independent auditor.

•

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OBITX Audit Committee Responsibilities Calendar

13.

Advise the Board about the Committee's determination whether the Committee consists of three or more members who are financially literate, including at least one member who has financial sophistication and is a financial expert.

•
14.

Inquire of management, the Internal Audit Executive, and the independent auditor about significant risks or exposures, review the Company's policies for risk assessment and risk management, and assess the steps management has taken to control such risk to the Company.

					•	•
15.

Review with Finance management, the independent auditor, and the Internal Audit Executive the audit scope and plan, and coordination of audit efforts to ensure completeness of coverage, reduction of redundant efforts, the effective use of audit resources, and the use of independent public accountants other than the appointed auditors of the Company.

		•		•		•
16.	Consider and review with Finance management, the independent auditor, and the Internal Audit Executive:
	a. The Company's annual assessment of the effectiveness of its internal controls and the independent auditor's attestation.	•
	b. The adequacy of the Company's internal controls, including computerized information system controls and security.	•	•	•	•
	c. Any "material weakness" or "significant deficiency" in the design or operation of internal control over financial reporting, and any steps taken to resolve the issue.	•	•	•	•
	d. Any related significant findings and recommendations of the independent auditor and internal audit together with management's responses.					•
17.	Review with Finance management any significant changes to GAAP and/or MAP policies or standards.	•	•	•	•

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OBITX Audit Committee Responsibilities Calendar

18.	Review with Finance management and the independent auditor at the completion of the annual audit:	•				•
a. The Company's annual financial statements and related footnotes, and recommend that the audited financial statements be included in the Form 10-K.

b. The independent auditor's audit of the financial statements and its report thereon, including any matters to be communicated by the independent auditor pursuant to Section 10A of the Securities Exchange Act of 1934.

c. Any significant changes required in the independent auditor’s audit plan.
d. Any serious difficulties or disputes with management encountered during the course of the audit, and management's response.
e. Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.
19.	Review with Finance management and the independent auditor at least annually the Company's critical accounting policies.				•	•
20.

Review policies and procedures with respect to transactions between the Company and officers and directors, or affiliates of officers or directors, or transactions that are not a normal part of the Company’s business, and review and approve those related-party transactions that would be disclosed pursuant to SEC Regulation S-K, Item 404.

					•	•
21.	Consider and review with Finance management and the Internal Audit Executive:	•	•	•	•	•
a. Significant findings by the independent auditor or the Internal Audit Executive during the year and management’s responses.
b. Any difficulties encountered in the course of their audit work, including any restrictions on the scope of their work or access to required information.
c. Any changes required in planned scope of their audit plan.
22.

Participate in a telephonic meeting among Finance management, the Internal Audit Executive and the independent auditor before each earnings release to discuss the earnings release, financial information, use of any non-GAAP information, and earnings guidance.

		•	•	•	•
23.	Review and discuss with Finance management and the independent auditor the Company's quarterly financial statements.	•	•	•	•

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OBITX Audit Committee Responsibilities Calendar

24.

Review the periodic reports of the Company with Finance management, the Internal Audit Executive, and the independent auditor prior to filing of the reports with the SEC, including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

		•	•	•	•
25.	In connection with each periodic report of the Company, review:	•	•	•	•
a. Management's disclosure to the Committee and the independent auditor under Section 302 of the Sarbanes-Oxley Act, including identified changes in internal control over financial reporting.

b. The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Sarbanes-Oxley Act and the process conducted to support the certifications.

26.	Monitor the appropriate standards adopted as a code of conduct for the Company.		•			•
27.

Review with the Compliance Officer legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies and programs, and reports received from regulators.

		•	•	•	•
28.

Develop, review, and oversee procedures for (i) receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, and auditing matters and (ii) the confidential, anonymous submission of employee concerns regarding accounting or auditing matters.

			•			•
29.	Meet with the independent auditor in executive session to discuss any matters the Committee or the independent auditor believes should be discussed privately with the Audit Committee.	•	•	•	•
30.	Meet with the Internal Audit Executive in executive session to discuss any matters the Committee or the Internal Audit Executive believes should be discussed privately with the Audit Committee.	•	•	•	•
31.	Meet with Finance management in executive session to discuss any matters the Committee or Finance management believes should be discussed privately with the Audit Committee.					•
32.

Set clear hiring policies for the Company's hiring of employees or former employees of the independent auditor who were engaged in the Company's account, and ensure the policies comply with any regulations applicable to the Company.

•

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